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                              THE PBHG FUNDS, INC.

                                   PROSPECTUS
                                 JUNE 30, 1997

                              THE PBHG FUNDS, INC.
                               PBHG CLASS SHARES

                         PROSPECTUS DATED JUNE 30, 1997

The PBHG Funds, Inc. (the "Fund") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers PBHG Class shares of each of the following portfolios (each a "Portfolio" and, together, the "Portfolios"):

PBHG GROWTH FUNDS                   PBHG VALUE FUNDS
o PBHG GROWTH FUND                  o PBHG LARGE CAP VALUE FUND
o PBHG EMERGING GROWTH              o PBHG MID-CAP VALUE FUND
  FUND                              o PBHG SMALL CAP VALUE FUND
o PBHG LARGE CAP GROWTH
  FUND                              PBHG SPECIALTY FUNDS
o PBHG SELECT EQUITY FUND           o PBHG INTERNATIONAL FUND
o PBHG CORE GROWTH FUND             o PBHG CASH RESERVES FUND
o PBHG LIMITED FUND                 o PBHG TECHNOLOGY &
o PBHG LARGE CAP 20 FUND              COMMUNICATIONS FUND
                                    o PBHG STRATEGIC SMALL
                                      COMPANY FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Certain information in the Prospectus has been updated as of March 31, 1998, to incorporate several supplements filed with the Securities and Exchange Commission since the date of the Prospectus and to make certain additional revisions. A Statement of Additional Information dated January 19, 1998, has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-433-0051. This Prospectus is also available on the Fund's Web site at http://www.pbhgfunds.com. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.

AN INVESTMENT IN THE PBHG CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AS OF THE DATE OF THIS PROSPECTUS, THE PBHG CLASS SHARES OF THE PBHG LIMITED FUND ARE OPEN TO NEW INVESTMENTS ONLY BY EXISTING PBHG CLASS SHAREHOLDERS OF THE PBHG LIMITED FUND. THE EXISTING PBHG CLASS SHAREHOLDERS OF THE PBHG LIMITED FUND MAY OPEN NEW ACCOUNTS IN THE PBHG LIMITED FUND, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SUMMARY
---------------------------------------------------------------------------

    The PBHG Funds, Inc. (the "Fund") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 14 separate series of the Fund: PBHG Growth Fund (the "Growth Fund"), PBHG Emerging Growth Fund (the "Emerging Growth Fund"), PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), PBHG Select Equity Fund (the "Select Equity Fund"), PBHG Core Growth Fund (the "Core Growth Fund"), PBHG Limited Fund (the "Limited Fund"), PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), PBHG Large Cap Value Fund (the "Large Cap Value Fund"), PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), PBHG Small Cap Value Fund (the "Small Cap Value Fund"), PBHG International Fund (the "International Fund"), PBHG Cash Reserves Fund (the "Cash Reserves Fund"), PBHG Technology & Communications Fund (the "Technology & Communications Fund"), and PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"). Except for the Large Cap 20 Fund, which is classified as a non-diversified investment company, each Portfolio is classified as a diversified investment company.

    WHO ARE THE ADVISER AND EACH OF THE SUB-ADVISERS? Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Portfolio. Pilgram Baxter Value Investors, Inc. ("Value Investors") serves as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds. Murray Johnstone International Limited ("Murray Johnstone") serves as the sub-adviser to the International Fund. Wellington Management Company, LLP ("Wellington") serves as the sub-adviser to the Cash Reserves Fund. See "The Adviser," "Value Investors," "Murray Johnstone," and "Wellington" under the caption "General Information."

TABLE OF CONTENTS
---------------------------------------------------------------------------

Summary.....................................................    2
Expense Summary.............................................    4
Financial Highlights........................................    5
The Fund and the Portfolios.................................    9
Investment Objectives and Policies..........................    9
General Investment Policies and Strategies..................   21
Risk Factors................................................   22
Investment Limitations......................................   24
How to Purchase Fund Shares.................................   25
Shareholder Services........................................   27
How to Redeem Fund Shares...................................   30
Determination of Net Asset Value............................   32
Performance Advertising.....................................   32
Taxes.......................................................   33
General Information.........................................   34
Glossary of Permitted Investments...........................   41

    WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the administrator of the Fund, and SEI Fund Resources, an affiliate of the Fund's distributor, serves as sub-administrator of the Fund. See "The Administrator and Sub-Administrator" under the caption "General Information."

    WHO ARE THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund (the "Transfer Agent"). PBHG Fund Services serves as shareholder servicing agent of the Fund. UAM Shareholder Service Center, Inc., an affiliate of the Adviser, serves as a sub-shareholder servicing agent of the Fund. The Fund may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. See "The Transfer Agent and Shareholder Servicing Agents" under the caption "General Information."

    WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. provides the Fund with distribution services. See "The Distributor" under the caption "General Information."

    IS THERE A SALES LOAD? No, PBHG Class shares of each Portfolio are offered on a no-load basis.

    IS THERE A MINIMUM INVESTMENT? Each Portfolio (except the Limited Fund and Strategic Small Company Fund) has a minimum initial investment of $2,500 for regular accounts and $2,000 for IRAs. The Limited Fund and Strategic Small Company Fund each have a minimum initial investment of $5,000 for regular accounts and $2,000 for IRAs. Each Portfolio, however, has a minimum initial investment of $500 for both regular accounts and IRAs provided a Systematic Investment Plan is established by the investor with a minimum investment of $25 per month at the same time that the initial investment is made.

    HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day on which the New York Stock Exchange is open for business ("Business Day"). However, shares of the Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment by check or readily available funds prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Portfolios. Redemption orders placed with the Transfer Agent prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Portfolios on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. The Fund also offers a Systematic Investment Plan and a Systematic Withdrawal Plan. See "Shareholder Services."

------------------------------------------------------------------------------
EXPENSE SUMMARY
------------------------------------------------------------------------------

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in PBHG Class shares.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers)
------------------------------------------------------------------------------

                                                                      TOTAL OPERATING
                                                                      EXPENSES (NET OF
                                                                       REIMBURSEMENT
                                                                      AFTER FEE WAIVER
                                                                         OR EXPENSE
                                 ADVISORY   12B-1        OTHER         REIMBURSEMENT,
                                 FEES(1)     FEES    EXPENSES(1)(2)      IF ANY)(3)
--------------------------------------------------------------------------------------
Growth Fund                        .85%      None         .40%             1.25%
Emerging Growth Fund               .85%      None         .43%             1.28%
Large Cap Growth Fund              .75%      None         .48%             1.23%
Select Equity Fund                 .85%      None         .41%             1.26%
Core Growth Fund                   .85%      None         .51%             1.36%
Limited Fund                      1.00%      None         .42%             1.42%
Large Cap 20 Fund                  .85%      None         .65%             1.50%
Large Cap Value Fund               .65%      None         .85%             1.50%
Mid-Cap Value Fund                 .85%      None         .65%             1.50%
Small Cap Value Fund              1.00%      None         .50%             1.50%
International Fund                1.00%      None        1.22%             2.22%
Cash Reserves Fund                 .30%      None         .38%              .68%
Technology & Communications
  Fund                             .85%      None         .48%             1.33%
Strategic Small Company Fund      1.00%      None         .50%             1.50%

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(1) For the Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, "Advisory Fees" and "Other Expenses" are based on estimated amounts for the current fiscal year. Estimated Advisory Fees and Other Expenses are shown for each of those Portfolios because they had been in existence for less than ten months as of the end of the initial fiscal year (March 31, 1997) for each such Portfolio. For the fiscal period ended March 31, 1997, the actual Advisory Fees and Total Expenses as a percentage of the average net assets of the Large Cap Value Fund would have been 0.85% and 1.74%, respectively, absent waivers of fees and expenses. On March 6, 1997, the Board of Directors of the Fund voted to reduce the Advisory Fees for the Large Cap Value Fund from 0.85% to 0.65% of average net assets, effective May 1, 1997.

(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each Portfolio.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses of the Core Growth, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds to no more than 1.50% of the average daily net assets of each such Portfolio. In addition, the Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the annual operating expenses of the International Fund to no more than 2.25% of the average daily net assets of that Portfolio. Each such waiver of Advisory Fees or assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by each Portfolio in future years if such reimbursement can be achieved within the foregoing annual expense limits. Nevertheless, it is not expected that the Adviser will need to waive or limit its Advisory Fees or to assume Other Expenses for each of those Portfolios during the current fiscal year, assuming the average assets of each of those Portfolios is at least $50 million.

------------------------------------------------------------------------------

EXAMPLE An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.
------------------------------------------------------------------------------

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Growth Fund                                 $13       $40      $ 69       $151
Emerging Growth Fund                        $13       $41      $ 70       $155
Large Cap Growth Fund                       $13       $39      $ 68       $149
Select Equity Fund                          $13       $40      $ 69       $152
Core Growth Fund                            $14       $43      $ 74       $164
Limited Fund                                $14       $45       N/A        N/A
Large Cap 20 Fund                           $15       $47       N/A        N/A
Large Cap Value Fund                        $15       $47       N/A        N/A
Mid-Cap Value Fund                          $15       $47       N/A        N/A
Small Cap Value Fund                        $15       $47       N/A        N/A
International Fund                          $23       $69      $119       $255
Cash Reserves Fund                          $ 7       $22      $ 38       $ 85
Technology & Communications Fund            $14       $42      $ 73       $160
Strategic Small Company Fund                $15       $47       N/A        N/A

------------------------------------------------------------------------------
------------------------------------------------------------------------------

The example is based upon estimated total operating expenses for the Portfolios, as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in PBHG Class shares of each Portfolio. See "The Adviser" and "The Administrator and Sub-Administrator" under the caption "General Information."

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information for the fiscal period ended March 31, 1997 has been audited by Coopers & Lybrand L.L.P., the Fund's current independent accountants. The information for the fiscal periods ended March 31, 1994, 1995, and 1996 was audited by Arthur Andersen LLP, the Fund's former independent public accountants. Arthur Andersen LLP served as the Fund's independent public accountants from August 1993 to November 1996. The information with respect to the Growth Fund for the periods from April 1, 1989 to March 31, 1993, was audited by the Fund's independent public accountants that preceded Arthur Andersen LLP for those periods. The information for the periods prior to April 1, 1989, is unaudited. The information for the period ended September 30, 1997, is unaudited. The Fund's audited financial statements are incorporated by reference into the Fund's Statement of Additional Information under "Financial Information." The following tables should be read in conjunction with the Fund's financial statements and notes thereto. Additional information about each Portfolio's performance is contained in the Fund's Annual Report, which may be obtained (without charge) by calling 1-800-433-0051.

FOR A PBHG CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                  REALIZED AND                                     NET
        NET ASSET      NET         UNREALIZED    DISTRIBUTIONS   DISTRIBUTIONS   ASSET
          VALUE     INVESTMENT      GAINS OR       FROM NET          FROM        VALUE
        BEGINNING     INCOME         LOSSES       INVESTMENT        CAPITAL      END OF   TOTAL
        OF PERIOD     (LOSS)     ON SECURITIES      INCOME           GAINS       PERIOD   RETURN
----------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------
1997**   $21.06      $ (0.08)       $  6.80              --              --     $27.78    31.91%+
1997      25.30        (0.10)         (4.14)             --              --      21.06   (16.76)%
1996      16.70        (0.06)          8.66              --              --      25.30    51.50%
1995      14.67        (0.05)          2.09              --         $ (0.01)     16.70    13.92%
1994      10.83        (0.03)          4.06              --           (0.19)     14.67    37.28%
1993      10.37        (0.16)          3.07              --           (2.45)     10.83    34.47%
1992      11.51        (0.06)          1.35              --           (2.43)     10.37    13.78%
1991      10.86        (0.01)          1.45              --           (0.79)     11.51    16.94%
1990      10.84        (0.05)          2.92         $ (0.04)          (2.81)     10.86    27.11%
1989      10.44         0.02           0.41              --           (0.03)     10.84     3.98%
1988      16.78         0.01          (2.11)             --           (4.24)     10.44   (13.10)%
----------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------
1997**   $19.26      $ (0.07)       $  7.39              --              --     $26.58    38.01%+
1997      23.07        (0.11)         (2.87)             --           (0.83)     19.26   (13.71)%
1996      16.10        (0.07)          8.03              --           (0.99)     23.07    50.16%
19951,2   14.59        (0.01)          1.56              --           (0.04)     16.10    10.64%+
19941     13.22        (0.03)          2.38              --           (0.98)     14.59    19.64%
19933     10.00        (0.03)          3.25              --              --      13.22    32.20%+
----------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------
1997**   $14.26      $ (0.08)       $  5.32              --              --     $19.50    36.75%+
1997      14.53        (0.05)         (0.21)             --           (0.01)     14.26    (1.77)%
19964     10.00        (0.03)          4.97              --           (0.41)     14.53    50.47%*
----------------------------------------------------------------------------------------------------
PBHG SELECT EQUITY FUND
----------------------------------------------------------------------------------------------------
1997**   $15.91      $ (0.17)       $  6.30              --              --     $22.04    38.53%+
1997      17.27        (0.13)         (1.03)             --         $ (0.20)     15.91    (6.94)%
19964     10.00        (0.05)          7.68              --           (0.36)     17.27    77.75%*
----------------------------------------------------------------------------------------------------
PBHG CORE GROWTH FUND
----------------------------------------------------------------------------------------------------
1997**   $10.34      $ (0.11)       $  2.66              --              --     $12.89    24.66%+
1997      11.82        (0.09)         (1.39)             --              --      10.34   (12.52)%
19965     10.00           --           1.82              --              --      11.82    18.20%+
----------------------------------------------------------------------------------------------------
PBHG LIMITED FUND
----------------------------------------------------------------------------------------------------
1997**   $ 9.05      $ (0.05)       $  4.57              --              --     $13.57    49.94%+
19976     10.00         0.02          (0.93)        $ (0.03)        $ (0.01)      9.05    (9.15)%+
----------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------
1997**   $ 9.25      $ (0.04)       $  3.69              --              --     $12.90    39.46%+
19977     10.00        (0.01)         (0.73)        $ (0.01)             --       9.25    (7.40)%+
----------------------------------------------------------------------------------------------------
PBHG LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------------
1997**   $10.11      $  0.02        $  2.32              --              --     $12.45    23.15%+
19978     10.00         0.02           0.09              --              --      10.11     1.10%+
----------------------------------------------------------------------------------------------------
PBHG MID-CAP VALUE FUND
----------------------------------------------------------------------------------------------------
19979**  $10.00           --        $  4.30              --              --     $14.30    43.00%+
----------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------
19979**  $10.00           --        $  4.55              --              --     $14,55    45.50%+
----------------------------------------------------------------------------------------------------
PBHG INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------
1997**   $11.26      $  0.02        $  1.37              --              --     $12.65    12.85%+
1997      10.55           --           0.71              --              --      11.26     6.73%
1996       9.13        (0.04)          1.46              --              --      10.55    15.55%
199510    10.00        (0.03)         (0.80)             --         $ (0.04)      9.13    (8.33)%+
----------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------
1997**   $ 1.00      $  0.03             --         $ (0.03)             --     $ 1.00     5.02%*
1997       1.00         0.05             --           (0.05)             --       1.00     4.89%
19964      1.00         0.05             --           (0.05)             --       1.00     5.24%*
----------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------
1997**   $14.63      $ (0.09)       $  7.44              --              --     $21.98    50.17%+
1997      12.48        (0.05)          2.55              --         $ (0.35)     14.63    19.59%
199611    10.00        (0.02)          2.50              --              --      12.48    24.82%+
----------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------
1997**   $ 8.86      $ (0.01)       $  4.59              --              --     $13.44    51.69%+
19978     10.00           --          (1.14)             --              --       8.86   (11.40)%+


     The accompanying notes are an integral part of the financial statements.

                                                         RATIO OF NET
                               RATIO OF                   INVESTMENT
                                  NET       RATIO OF        INCOME
                  RATIO OF    INVESTMENT   EXPENSES TO    (LOSS) TO
    NET ASSET     EXPENSES      INCOME       AVERAGE       AVERAGE
      END OF         TO       (LOSS) TO    NET ASSETS     NET ASSETS    PORTFOLIO     AVERAGE
      PERIOD      AVERAGE      AVERAGE     (EXCLUDING     (EXCLUDING    TURNOVER    COMMISSION
      (000)      NET ASSETS   NET ASSETS    WAIVERS)       WAIVERS)       RATE      RATE PAID++
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $6,232,655       1.25%*      (0.67)%*      1.25%*        (0.67)%*      44.44%      $0.0526
    4,634,138       1.25%       (0.69)%       1.25%         (0.69)%       64.89%       0.0443
    3,298,925       1.48%       (0.79)%       1.48%         (0.79)%       44.64%          N/A
    1,014,832       1.50%       (0.69)%       1.50%         (0.69)%      118.75%          N/A
      319,059       1.55%       (0.78)%       1.59%         (0.82)%       94.28%          N/A
        6,069       2.39%       (1.69)%       3.04%         (2.34)%      209.24%          N/A
        7,339       1.52%       (0.55)%       2.00%         (1.03)%      114.54%          N/A
       10,356       1.50%       (0.09)%       1.75%         (0.34)%      228.02%          N/A
       18,849       1.32%       (0.35)%       1.32%         (0.35)%      219.41%          N/A
       23,494       1.19%        0.20%        1.19%          0.20%       175.01%          N/A
       28,407       1.21%        0.02%        1.21%          0.02%       208.41%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $1,837,508       1.27%*      (0.72)%*      1.27%*        (0.72)%*      48.07%      $0.0421
    1,195,620       1.28%       (0.36)%       1.28%         (0.36)%       47.75%       0.0328
      689,705       1.47%       (0.42)%       1.47%         (0.42)%       97.05%          N/A
      411,866       1.50%*      (0.08)%*      1.50%*        (0.08)%*      27.50%          N/A
      113,329       1.45%       (0.77)%       1.45%         (0.77)%       95.75%          N/A
       34,517       1.50%*      (0.72)%*      1.54%*        (0.76)%*      71.18%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  143,008       1.22%*      (0.79)%*      1.22%*        (0.79)%*      20.59%      $0.0511
      119,971       1.23%       (0.47)%       1.23%         (0.47)%       51.70%       0.0547
       53,759       1.50%*      (0.66)%*      2.07%*        (1.23)%*     116.75%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  413,617       1.35%*      (1.13)%*      1.35%*        (1.13)%*      37.35%      $0.0563
      372,486       1.26%       (0.76)%       1.26%         (0.76)%       71.70%       0.0443
      202,796       1.50%*      (0.74)%*      1.73%*        (0.97)%*     206.22%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  259,414       1.33%*      (1.06)%*      1.33%*        (1.06)%*      25.20%      $0.0550
      283,995       1.36%       (0.77)%       1.36%         (0.77)%       46.75%       0.0437
       31,092       1.50%*      (0.18)%*      2.92%*        (1.60)%*      17.00%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  187,555       1.40%*      (0.79)%*      1.40%*        (0.79)%*      44.01%      $0.0379
      137,520       1.42%*       0.33%*       1.42%*         0.33%*       75.46%       0.0304
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  109,253       1.49%*      (0.83)%*      1.49%*        (0.83)%*      56.75%      $0.0593
       69,819       1.50%*       0.17%*       1.50%*         0.17%*       43.98%       0.0550
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $   71,089       1.27%*       0.74%*       1.27%*         0.74%*       46.43%      $0.0375
       26,262       1.50%*       1.61%*       1.74%*         1.37%*        0.00%       0.0588
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $   29,769       1.50%*      (0.10)%*      1.52%*        (0.12)%*     144.93%      $0.0545
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $   59,236       1.50%*       0.01%*       1.51%*        (0.00)%*      97.58%      $0.0530
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $   21,420       1.99%*      (0.46)%*      1.99%*        (0.46)%*      46.80%      $0.0304
       21,265       2.22%       (0.32)%       2.22%         (0.32)%       74.82%       0.0287
       11,243       2.25%       (0.22)%       3.03%         (1.00)%      140.26%          N/A
       15,236       2.25%*      (0.43)%*      2.36%*        (0.54)%*      81.72%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  167,771       0.68%*       4.98%*       0.68%*         4.98%*         N/A           N/A
      341,576       0.68%        4.79%        0.68%          4.79%          N/A           N/A
       99,001       0.70%*       5.05%*       0.88%*         4.87%*         N/A           N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  730,333       1.30%*      (0.90)%*      1.30%*        (0.90)%*     141.77%      $0.0434
      493,156       1.33%       (0.59)%       1.33%         (0.59)%      289.91%       0.0365
       61,772       1.50%*      (0.50)%*      2.00%*        (1.00)%*     125.99%          N/A
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
   $  129,934       1.45%*      (0.82)%*      1.45%*        (0.82)%*     123.14%      $0.0435
       61,382       1.50%*       0.18%*       1.50%*         0.18%*       88.88%       0.0562

                                                   (footnotes on following page)


     The accompanying notes are an integral part of the financial statements.

----------------
*    Annualized.

**   For the six month period ended September 30, 1997 (unaudited).

+    Total returns have not been annualized.

++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate paid is only required for reporting periods beginning after September 1, 1995.

1 The information set forth in this table for the periods prior to June 2, 1994 is the financial data of the Pilgrim Baxter Emerging Growth Fund, a series of the Advisors' Inner Circle Fund. The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year end of its predecessor only for fiscal year 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31, in 1995 and reported financial information for the fiscal period from November 1, 1994 to March 31, 1995.

2    Per share calculations were performed using average shares for the period.

3 The Pilgrim Baxter Emerging Growth Fund, the predecessor series to the PBHG Emerging Growth Fund, commenced operations on June 15, 1993.

4 The PBHG Select Equity Fund, the PBHG Large Cap Growth Fund, and the PBHG Cash Reserves Fund commenced operations on April 5, 1995.

5    The PBHG Core Growth Fund commenced operations on January 2, 1996.

6    The PBHG Limited Fund commenced operations on July 1, 1996.

7    The PBHG Large Cap 20 Fund commenced operations on December 1, 1996.

8 The PBHG Large Cap Value Fund and PBHG Strategic Small Company Fund commenced operations on January 2, 1997.

9 The PBHG Mid-Cap Value and Small Cap Value Funds commenced operations on May 1, 1997.

10   The PBHG International Fund commenced operations on June 14, 1994.

11 The PBHG Technology & Communications Fund commenced operations on October 2, 1995.


     The accompanying notes are an integral part of the financial statements.

-------------------------------------
THE FUND AND THE PORTFOLIOS
-------------------------------------

The Fund is an open-end management investment company that offers by means of this Prospectus shares in 14 separate series: Growth Fund, Emerging Growth Fund, Large Cap Growth Fund, Select Equity Fund, Core Growth Fund, Limited Fund, Large Cap 20 Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, International Fund, Cash Reserves Fund, Technology & Communications Fund and Strategic Small Company Fund. Each share of each Portfolio represents an undivided interest in that Portfolio. The Fund's shares are currently divided into two classes of shares (PBHG Class and Advisor Class) having such preferences and special or relative rights and privileges as the Board of Directors determines. Only the Fund's PBHG Class shares are offered by this Prospectus. Advisor Class shares are generally subject to the same expenses as the PBHG Class shares but also are subject to a Rule 12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets attributable to its shares. Advisor Class shares are currently available for the Growth Fund only and are offered by a separate prospectus, which is available without charge by calling 1-800-433-0051. Additional information pertaining to the Fund may be obtained in writing from the Fund's Transfer Agent at DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

-------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------

PBHG GROWTH FUNDS

PBHG GROWTH FUND

The Growth Fund, a diversified portfolio, seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (i.e., companies with market capitalization or annual revenues of up to $2 billion). The average market capitalizations or annual revenues of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $2 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Stock Index ("S&P 500"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depositary Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG EMERGING GROWTH FUND

The Emerging Growth Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be as fully invested as practicable in common stocks (including ADRs), but also may invest in equity securities such as warrants and rights to purchase common stocks, preferred stocks, and securities convertible into or exchangeable for common stocks. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of domestic emerging growth companies that have historically exhibited exceptional or strong growth characteristics and, in the Adviser's opinion, have an expected trend of earnings higher than that of the U.S. market as a whole. Such companies generally have market capitalizations or annual revenues of up to $500 million. The average market capitalizations or annual revenues of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $500 million subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio. The Adviser will not consider dividend income when selecting common stocks for the Portfolio.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio reserves the right to invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities. The Portfolio may invest in restricted securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG LARGE CAP GROWTH FUND

The Large Cap Growth Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories).

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of large capitalization companies that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies have market capitalizations in excess of $1 billion (with a median market capitalization of approximately $2.75 billion). The Adviser also will consider the diversity of industries in choosing investments for the Portfolio.

The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks and stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG SELECT EQUITY FUND

The Select Equity Fund, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, preferred stocks and securities that are convertible into or exchangeable for common stocks. The Portfolio may invest in convertible debt securities rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Adviser will consider the diversity of industries in choosing investments for the Portfolio.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of a limited number of companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Normally, the Portfolio's investments will be limited to a relatively small number of stocks (e.g., no more than 30 stocks) of small, medium and large capitalization companies. Because the Portfolio focuses on a small number of stocks, the impact of a change in value of a stock holding may be magnified.

The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG CORE GROWTH FUND

The Core Growth Fund, a diversified portfolio, seeks long-term capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of companies, without regard to market capitalization, that are believed by the Adviser to have superior long-term growth prospects and potential for long-term capital appreciation.

The Adviser seeks to invest in companies poised for rapid growth that have an historical record of above-average earnings growth, demonstrate the ability to sustain strong earnings growth, and operate in industries or markets that may be experiencing increased demand for their products or services. Such companies may include ones that the Adviser has invested in or believes are good prospects for certain of its other Portfolios. The Adviser will consider diversity of industries in choosing investments for the Portfolio and will not limit the number of small, medium and large capitalization companies in which the Portfolio will invest.

The Portfolio will normally be as fully invested as practicable in common stocks and investment grade securities convertible into common stocks (i.e., within one of the four highest rating categories by an NRSRO). The Portfolio also may invest up to 5% of its assets in warrants and rights to purchase common stocks. Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs) and forward foreign currency exchange contracts, and may invest up to 15% of its net assets in illiquid securities, but will not invest more than 10% of its net assets in restricted securities. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG LIMITED FUND

The Limited Fund, a diversified portfolio, seeks long-term capital appreciation. Under normal conditions, the Portfolio will invest primarily in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of companies, with smaller market capitalizations or annual revenues of up to $250 million, that are believed by the Adviser to have superior long-term growth prospects and potential for long-term capital appreciation. The average and median market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or revenues grow above $250 million subsequent to purchase, if such companies continue to satisfy the other investment policies of the Portfolio.

The Portfolio seeks to invest in smaller capitalization companies poised for rapid and dynamic growth. In selecting holdings for the Portfolio, the Adviser focuses on companies that possess exceptional or strong historical growth characteristics and whose trend of earnings and stock prices are expected by the Adviser to grow faster than those of the U.S. stock market as a whole. Dividend income will not be considered in selecting holdings for the Portfolio.

The securities of smaller companies are usually less actively followed by analysts and may be undervalued by the market, which can provide significant opportunities for capital appreciation. However, the securities of such smaller companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. See "Risk Factors" for more information about smaller company securities.

The Portfolio will normally be as fully invested as practicable in common stocks and investment grade securities convertible into common stocks (i.e., within one of the four highest rating categories by an NRSRO). The Portfolio also may invest up to 5% of its assets in warrants and rights to purchase common stocks. Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs) and forward foreign currency exchange contracts, and may invest up to 15% of its net assets in illiquid securities, but will not invest more than 10% of its net assets in restricted securities. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Glossary of Permitted Investments" for additional information.

PBHG LARGE CAP 20 FUND

The Large Cap 20 Fund, a non-diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock that are convertible into common stocks. The Portfolio may invest in convertible debt securities rated investment grade by an NRSRO (i.e., within one of the four higher rating categories). The Adviser will consider the diversity of industries in choosing investments for the Portfolio.

Under normal market conditions, the Portfolio will invest substantially all of its assets in equity securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified. Although the Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assests be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

The Portfolio may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG VALUE FUNDS

PBHG LARGE CAP VALUE FUND

The Large Cap Value Fund, a diversified portfolio, seeks long-term growth of capital and income. Current income is a secondary objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (i.e.,common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of large capitalization companies which, in the opinion of the Adviser and Value Investors, are undervalued or overlooked by the market. Such large companies have market capitalizations in excess of $1 billion at the time of purchase.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to the current market price of its stock; continuing dividend income and the potential for increasing dividend growth; a strong balance sheet with low financial leverage; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments. The Portfolio may invest in equity securities of companies that are considered to be financially sound and attractive investments based on their long-term operations which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to return their earnings to historical levels or otherwise increase the market price of their securities.

The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total asset in securities of foreign issuers, including ADRs, and may also invest up to 15% of its net assets in restricted or illiquid securities. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions. For temporary defensive purposes, the Portfolio may invest in money market securities or short-term bonds without limitation. See "Temporary Investments" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis.

The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG MID-CAP VALUE FUND

The Mid-Cap Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's Mid-Cap 400 Index ("S&P 400"), which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies represented in the S&P 400 is typically between $200 million and over $5 billion. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings ratios than the average of those in the S&P 400. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weighings of the S&P 400 with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities (i.e., common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of undervalued medium capitalization issuers. The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs and other similar instruments. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" below for a fuller description. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG SMALL CAP VALUE FUND

The Small Cap Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented in the Russell 2000 Index, which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies represented in the Russell 2000 Index is typically between $57 million and $610 million. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings and price/book value ratios than the average of those in the Russell 2000 Index. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weightings of the Russell 2000 Index, with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for current dividends; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in common stocks of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or contrary to those of other investors. However, such an approach may also produce significant capital appreciation.

In addition to the Portfolio's primary investment (i.e.,under normal market conditions, at least 65% of its total assets will be invested in common stocks of undervalued small capitalization companies), the Portfolio may also invest in other equity securities (i.e., preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of such small capitalization issuers. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" below for a fuller description.

The securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total asset in securities of foreign issuers, including ADRs and other similar instruments. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG SPECIALTY FUNDS

PBHG INTERNATIONAL FUND

The International Fund, a diversified portfolio, seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Country selection is a significant part of the investment process. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers in at least three countries other than the United States. The Portfolio may invest more than 25% of its total assets in the securities of issuers whose principal activities are in specific countries or geographic regions, including emerging markets. The term "emerging markets" applies to any country which is generally considered to be an emerging or developing country by the international financial community.

Under normal circumstances, the Portfolio's assets will be fully invested in the following equity securities of non-U.S. companies: common stocks, securities convertible into or exchangeable for common stocks, preferred stocks, warrants and rights to subscribe to common stocks. The Portfolio may purchase securities of foreign issuers sold in foreign markets, on United States registered exchanges, in the over-the-counter market, or in the form of sponsored or unsponsored ADRs or Global Depositary Receipts. The Portfolio's investments in equity securities are not based on company size and can range from small capitalization companies to large, established companies.

The Portfolio generally will not hedge its currency exposure, since currency considerations are an important part of the Portfolio's country and company selection process. Nevertheless, the Portfolio may on occasion enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. (A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price.)

In addition, when, in the opinion of the Adviser or Murray Johnstone, market conditions so warrant, the Portfolio may invest, without limitation, in U.S. or non-U.S. money market securities and short-term debt securities, including securities issued or guaranteed by U.S. or non-U.S. governments or the agencies or instrumentalities of such governments, and securities issued by supranational agencies. Such securities will be of comparable quality to U.S. securities rated in one of the four highest rating categories by an NRSRO.

Under normal market conditions, the Portfolio expects to be fully invested in the equity securities described above. However, it may invest up to 15% of its total assets in: swaps, options on securities, non-U.S. indices and currencies, and futures contracts, including stock index futures contracts, and options on futures contracts. The Portfolio is permitted to acquire floating and variable rate debt securities, when-issued securities and illiquid and restricted securities. The Portfolio will not invest more than 15% of its net assets in illiquid securities. The Portfolio may invest in common stocks of closed-end investment companies that invest primarily in international common stocks. If the Portfolio invests in closed-end investment companies, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including fees of the Adviser), but also will indirectly bear similar expenses of the underlying closed-end fund. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG CASH RESERVES FUND

The Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions the Portfolio invests in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Portfolio complies with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less and generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington is subject to the approval or ratification by the Board of Directors.

It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Portfolio may invest up to 10% of its net assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Directors of the Fund will be considered liquid. In addition, the Portfolio may invest in U.S. Treasury STRIPS. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG TECHNOLOGY & COMMUNICATIONS FUND

The Technology & Communications Fund, a diversified portfolio, seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into or exchangeable for common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, established firms with track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase only securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes only, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

PBHG STRATEGIC SMALL COMPANY FUND

The Strategic Small Company Fund, a diversified portfolio, seeks growth of capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (as previously defined herein) of small capitalization companies. Such small companies have market capitalizations or annual revenues of up to $750 million at the time of purchase. The Portfolio may continue to hold securities of companies whose market capitalization or revenues grow above that level if such companies continue to satisfy the other investment policies of the Portfolio.

In selecting investments for the Portfolio, the Adviser or Newbold's may emphasize securities poised for rapid and dynamic growth ("growth securities") or securities that are undervalued or overlooked by the market ("value securities") depending on the views of the Adviser and Newbold's of current economic or market conditions and their long-term investment outlook. The Portfolio is flexibly and strategically managed so that depending on the views of the Adviser and Newbold's of economic or market conditions they will adjust the mix of growth and value securities held by the Portfolio. Consequently, at times it may be more heavily invested in growth securities and at other times it may be more heavily invested in value securities.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs), and may invest up to 15% of its net assets in restricted or illiquid securities. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

--------------------------------------------
GENERAL INVESTMENT POLICIES AND STRATEGIES
--------------------------------------------

INVESTMENT PROCESS OF THE ADVISER

The Adviser's investment process is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

INVESTMENT PROCESS OF VALUE INVESTORS

Value Investors' investment process, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities, Value Investors first creates a universe of companies each of whose current share price is low in relation to its real worth or future prospects. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength and, low stock price relative to its assets, earnings, cash flow and business franchise), Value Investors screens more than 8,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

INVESTMENT PROCESS OF MURRAY JOHNSTONE

The investment process of Murray Johnstone, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the International Fund, Murray Johnstone starts by determining the countries or geographic regions that, on the basis of its model criteria, can provide the best investment opportunities for the International Fund. Murray Johnstone's criteria for country selection incorporates twenty factors that are used to score and rank each market. Following the creation of this investment universe, Murray Johnstone uses its strong fundamental research capabilities to identify individual companies having superior growth records and expectations, sound balance sheets and high cash flow generation. After this identification process, each company's investment value is evaluated by taking into account such factors as relative price performance, upward earnings estimate revisions, improving balance sheets and strength of management. Currency considerations play a part in both country and company selection. Since the companies in which the International Fund invests may experience greater price volatility than a domestic stock portfolio, it is important that shareholders of the International Fund maintain a long-term investment perspective. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g.,brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the fiscal year or period ended March 31, 1997 for each of the Portfolios (except the Mid-Cap Value and Small Cap Value Funds), and for the period ended September 30, 1997, for each of the Portfolios, is specified in the Financial Highlights table. It is expected that under normal market conditions, the annual portfolio turnover rates for the Mid-Cap Value and Small Cap Value Funds will not exceed 400%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Internal Revenue Code of 1986, as amended ("Code").

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

-------------------------------------
RISK FACTORS
-------------------------------------

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio (other than the Cash Reserves Fund) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth Fund, Emerging Growth Fund, Limited Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Core Growth Fund, Select Equity Fund and Technology & Communications Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Portfolio (except the Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the International Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Portfolio (except the Cash Reserves Fund) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Fund will invest primarily in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communication Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

OPTIONS AND FUTURES CONTRACTS

Certain of the Portfolios may utilize futures contracts, and may write and purchase call and put options. The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of options and futures contracts are (i) imperfect correlations between the change in market value of the securities held by the Portfolio and the prices of the options or futures contracts purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for an over-the-counter option or futures contract and the resulting inability to close the over-the-counter option or futures position prior to its maturity date, which could have an adverse impact on the Portfolio's ability to execute futures and options strategies.

For additional information regarding permitted investments for each Portfolio and other risks, see "Glossary of Permitted Investments" and the Statement of Additional Information.

-------------------------------------
INVESTMENT LIMITATIONS
-------------------------------------

The investment objectives of each Portfolio and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Portfolio. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Except for the Large Cap 20 Fund, purchase securities of any issuer (except securities issued or guaranteed by the

United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. With the exception of the Cash Reserves Fund, this restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (or 33 1/3% of the value of each of the Growth, Mid-Cap Value and Small Cap Value Funds' total assets). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

The foregoing percentages apply at the time of the purchase of a security.

-------------------------------------
HOW TO PURCHASE FUND SHARES
-------------------------------------

You may purchase shares of each Portfolio directly through DST Systems, Inc., the Fund's Transfer Agent. Purchases of shares of each Portfolio may be made on any Business Day. Shares of each Portfolio are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolios. Such financial institutions may charge you a fee for this service in addition to each Portfolio's public offering price.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Fund that a Portfolio, which invests extensively in such companies, indefinitely discontinue the sale of its shares to new investors (other than directors, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Portfolio and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Portfolio. The PBHG Limited Fund may recommence offering its shares to new investors in the future, provided that the Board of Directors determines that doing so would be in the best interest of the Portfolio and its shareholders.

MINIMUM INVESTMENT

The minimum initial investment in each Portfolio (other than the Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for Traditional or Roth IRAs. The minimum initial investment in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for Traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or Traditional or Roth IRA with any Portfolio with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to The PBHG Funds, Inc. for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to THE PBHG FUNDS, INC. C/O DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund will not accept third-party checks, i.e., a check not payable to The PBHG Funds, Inc. or a Portfolio for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Fund as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolios by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Portfolios to be effective on that day. In addition, an original Account Application should be promptly forwarded to: The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Portfolio and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to you initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m., Eastern time for the Cash Fund and 4:00 p.m., Eastern time for all other Portfolios. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolios.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m., Eastern time for the Cash Fund and 4:00 p.m. Eastern time for all other Portfolios and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Fund. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

-------------------------------------
SHAREHOLDER SERVICES
-------------------------------------

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Portfolios or the shareholder services described below, please call the Fund at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolios at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolios despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Portfolios. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Portfolio's net asset value is relatively low and fewer shares being purchased when a Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500.

Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Portfolio) from your designated checking or savings account. Your systematic investment in the Portfolio(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Portfolio(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Portfolio(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Portfolios of the Fund currently available to the public. However, if you own shares of any Portfolio other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Portfolio to the Cash Reserves Fund. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Portfolio may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and Corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new Traditional IRA; or (b) "rolling-over" to the Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a Traditional IRA to invest up to $2,000 per year of your earned income in any of the Portfolios. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to Traditional IRA investors. If you maintain IRA accounts in more than one Portfolio of the Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) ROTH IRAS. Roth IRAs are similar to Traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a Traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for Traditional IRAs.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolios on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS.  Section 403(b) plans
are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Fund also offers the following special accounts to meet your needs:

(1) EDUCATION IRAS. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like Traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to the Education IRA accounts.

The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

-------------------------------------
HOW TO REDEEM FUND SHARES
-------------------------------------

Redemption orders received by the Transfer Agent prior to 2:00 p.m., Eastern time for the Cash Reserves Fund and 4:00 p.m., Eastern time for each of the other Portfolios on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Portfolio next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.

You may also redeem shares of each Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Portfolio and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Fund will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Fund does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemption requests that are received within 30 days of a request to change the address of record on a shareholder's account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Fund will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Portfolio. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Fund, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

-------------------------------------
DETERMINATION OF NET ASSET VALUE
-------------------------------------

The net asset value per share of each Portfolio, other than the Cash Reserves Fund, is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. The net asset value per share of each Portfolio, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal. Each Portfolio's assets (other than the Cash Reserves Fund) are primarily valued on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the assets have been materially affected by events occurring after the close of the foreign markets, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on each Business Day.

-------------------------------------
PERFORMANCE ADVERTISING
-------------------------------------

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Portfolios other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "current yield" of the Cash Reserves Fund refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The total return of each Portfolio other than the Cash Reserves Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

-------------------------------------
TAXES
-------------------------------------

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

TAX STATUS OF THE PORTFOLIOS

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other Portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Portfolios will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolios (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because a Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from a Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in your particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX TREATMENT OF TRANSACTIONS

Each sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The International Fund expects to be able to treat shareholders as having paid their proportionate share of such foreign taxes.

-------------------------------------
GENERAL INFORMATION
-------------------------------------

THE FUND

The Fund, an open-end management investment company, was originally incorporated in Delaware in 1985 under the name PBHG Growth Fund, Inc. Effective July 31, 1992, the Fund was reorganized as a Maryland corporation pursuant to an Agreement and Articles of Merger which was approved by Fund shareholders on July 21, 1992. On September 8, 1993, the Fund's shareholders voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the Fund's shareholders voted to change the name of the Fund to The PBHG Funds, Inc. The Fund currently has an authorized capitalization of 9.2 billion shares of common stock with a par value of $0.001 per share. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios. Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of its Portfolios under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Each Portfolio's expense ratios are disclosed under "Financial Highlights" in this Prospectus.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each Portfolio under an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers the investment program of each Portfolio, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.85% of each of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value and Technology & Communications Funds' average daily net assets; 0.75% of the Large Cap Growth Fund's average daily net assets; 0.65% of the Large Cap Value Fund's average daily net assets; 1.00% of each of the Limited, Small Cap Value, International and Strategic Small Company Funds' average daily net assets; and 0.30% of the Cash Reserves Fund's average daily net assets. On March 6, 1997, the Board of Directors approved a reduction in the annual rate of the advisory fee applicable to the Large Cap Value Fund from 0.85% of its average daily net assets to 0.65% of its average daily net assets, effective May 1, 1997. The investment advisory fees paid by certain of the Portfolio are higher than those paid by most investment companies, although the

Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

In the interest of limiting the expenses of the Portfolios, the Adviser has voluntarily entered into expense limitation agreements with the Fund ("Expense Limitation Agreements") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses to not more than 1.50% of the average daily net assets of each of the Core Growth, Limited, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, and to not more than 2.25% of the average daily net assets of the International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed 1.50% (or 2.25% for the International Fund). Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% (or 2.25% for the International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

For the fiscal year ended March 31, 1997, the Adviser received a fee equal to 0.85% of the Growth Fund's average daily net assets, 0.85% of the Emerging Growth Fund's average daily net assets, 0.75% of the Large Cap Growth Fund's average daily net assets, 0.85% of the Select Equity Fund's average daily net assets, 0.85% of the Core Growth Fund's average daily net assets, 1.00% of the Limited Fund's average daily net assets, 0.85% of the Large Cap 20 Fund's average daily net assets, 0.61% of the Large Cap Value Fund's average daily net assets, 1.00% of the International Fund's average daily net assets, 0.30% of the Cash Reserves Fund's average daily net assets, 0.85% of the Technology & Communications Fund's average daily net assets and 1.00% of the Strategic Small Company Fund's average daily net assets.

Christine M. Baxter, CFA, Portfolio Manager, has managed the Emerging Growth and Limited Funds since their inception. Ms. Baxter has worked as an equity analyst and portfolio manager for the Adviser since 1991. Gary L. Pilgrim, CFA has served as the portfolio manager of the Growth Fund since its inception. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser for the past six years, and has been its President since 1993. James D. McCall, CFA, managed the Large Cap Growth, Select Equity, Core Growth and Large Cap 20 Funds from their inception until March 1997 and has co-managed each of those Portfolios since March 1997. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland. Ellen A. McGee, CFA, has co-managed the Large Cap Growth, Select Equity, Core Growth and Large Cap 20 Funds since March 1997. Ms. McGee joined the Adviser in March 1997 and is a portfolio manager/analyst. Prior to joining the Adviser, Ms. McGee was Vice President and Senior Portfolio Manager with First Union Capital Management from August 1995 until March 1997, Vice President and Portfolio Manager with NationsBank Private Client Group from May 1994 until August 1995, and Vice President and Senior Institutional Portfolio Manager with First National Bank of Maryland from April 1991 until May 1994. John F. Force, CFA, has co-managed the Technology &

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

Communications Fund since its inception. Mr. Force joined the Adviser in 1993, and is a portfolio manager/analyst. Prior to joining the Adviser, Mr. Force was Vice President/Portfolio Manager at Fiduciary Management Associates from July, 1987 to September, 1992. James M. Smith, CFA, has served as co-manager of both the Technology & Communications Fund and the Strategic Small Company Fund since their inception. Mr. Smith has over twenty years of investment experience in equity portfolio management and research. Mr. Smith joined the Adviser in 1993. Prior to joining the Adviser, Mr. Smith was Senior Vice President/Portfolio Manager at Selected Financial Services, a registered investment advisory firm.

VALUE INVESTORS

Value Investors, 825 Duportail Road, Wayne, Pennsylvania, 19087, is a registered investment adviser that was formed in 1940. Value Investors is a wholly owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the Portfolios, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds pursuant to sub-advisory agreements with the Fund and the Adviser ("Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, Value Investors manages the investments of each of those Portfolios, selects investments and places all orders for purchases and sales of each Portfolio's securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements for the Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each Portfolio that is computed daily and paid monthly at annual rates of 0.40%, 0.50%, 0.65% and 0.30%, respectively. On March 6, 1997, the Board of Directors approved a reduction in the annual rate of the sub-advisory fee with respect to the average daily net assets of the Large Cap Value Fund from 0.50% to 0.40%, effective May 1, 1997.

Gary D. Haubold, CFA, has managed the Mid-Cap Value and Small Cap Value Funds and co-managed the Strategic Small Company Fund since each Portfolio's inception. Mr. Haubold has managed the Large Cap Value Fund since December 9, 1997. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until January 6, 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Portfolio of the MAS Fund from its inception on December 30, 1994 through January 6, 1997 and the co-manager of the Small Cap Value Portfolio of the MAS Fund from December 31, 1994 through January 6, 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

MURRAY JOHNSTONE INTERNATIONAL, LTD.

Murray Johnstone, 11 West Nile Street, Glasgow, Scotland, is a U.S. registered investment adviser that was founded in 1989 under the laws of Scotland. Murray Johnstone is a wholly-owned subsidiary of Murray Johnstone Holdings Limited, which together have under management approximately $7 billion in assets, as of March 31, 1997, for institutional clients worldwide. Murray Johnstone Holdings Limited, along with its predecessors, has been in business since 1907, and is an indirect wholly-owned subsidiary of UAM. Murray Johnstone has been advising open-end investment companies since 1992. For its services provided pursuant to its investment sub-advisory agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of 0.50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund.

Rodger F. Scullion, MSI, has served as the portfolio manager of the International Fund since July 3, 1995. Mr. Scullion has been associated with Murray Johnstone since November, 1992, and serves as its Managing Director, Chief Executive Officer and Chief Investment Officer. Prior to that, Mr. Scullion served as Investment Director of Murray Johnstone Limited.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington serves as the investment sub-adviser for the Cash Reserves Fund pursuant to a sub-advisory agreement with the Fund and the Adviser. Under the sub-advisory agreement, Wellington manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Portfolio's average daily net assets up to and including $500 million and 0.020% of the Portfolio's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1997, Wellington had discretionary management authority with respect to approximately $136 billion of assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Investments Company ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of the Fund and the PBHG Insurance Series Fund, Inc. taken together and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of the Fund and the PBHG Insurance Series Fund, Inc. taken together in excess of $2.5 billion.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund. The Administrator serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Fund under a sub-shareholder servicing agreement between UAM SSC and the Administrator. The principal place of business of UAM SSC is 825 Duportail Road, Wayne Pennsylvania, 19087. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Fund's Transfer Agent for providing these services to shareholders investing directly in the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, PA 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services. No compensation is paid to the Distributor for distribution services for the PBHG Class shares of the Portfolios.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected series. Shareholders of all series of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of the PBHG Class of the Fund will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Fund. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

You may direct inquiries to the Fund by writing to The PBHG Funds, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of a Portfolio (except the Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Portfolio at least annually. The Cash Reserves Fund accrues dividends daily and pays them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends and distributions of the Portfolios are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund. Coopers & Lybrand L.L.P. serves as the independent accountants of the Fund.

CUSTODIANS

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund and each Portfolio other than the International Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the International Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

MISCELLANEOUS

As of October 31, 1997, Pilgrim Baxter Partners I LP, 825 Duportail Road, Wayne, Pennsylvania 19087, owned of record or beneficially, at least 25% of the outstanding PBHG Class shares of the Cash Reserves Fund, and may be deemed to be a controlling person of this Portfolio for purposes of the 1940 Act.

-------------------------------------
GLOSSARY OF PERMITTED INVESTMENTS
-------------------------------------

The following is a description of permitted investments for certain of the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency contracts when they determine that the best interests of any Portfolio will be served. The International Fund will convert currency on a spot basis, and investors should be aware of the costs of currency conversion.

When the Adviser or a sub-adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- No Portfolio, except the International Fund, Strategic Small Company Fund, Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund, has a current intention of utilizing futures contracts. The International Fund, Strategic Small Company Fund, Mid-Cap Value Fund and Small Cap Value Fund may enter into futures contracts for the purchase or sale of securities, including, for the International Fund, index contracts on foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery of the securities or foreign currency, called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Portfolio incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Portfolios may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Portfolios may enter into futures contracts, and with respect to the International Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Portfolio's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the International Fund's total assets or 50% of the value of each of the other specified Portfolio's total assets.

The International Fund may also purchase and write options to buy or sell futures contracts. The International Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MORTGAGE-BACKED SECURITIES -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

OPTIONS -- No Portfolio, except the International Fund, has a current intention of utilizing options on stocks and stock indices. The International Fund may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of the International Fund's net assets as of the time the International Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the International Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or a sub-adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the International Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the International Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the International Fund must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

RECEIPTS -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund's Custodians or their agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser or a sub-adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by the Cash Reserves Fund are subject to limitations imposed under regulations adopted by the SEC. These regulations generally require the Cash Reserves Fund to acquire only U.S. dollar obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Cash Reserves Fund may acquire only obligations that present minimal credit risks and that are "eligible securities."

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

SECURITIES LENDING -- In order to generate additional income, certain of the Portfolios may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

SWAPS -- As a way of managing its exposure to different types of investments, the International Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make

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regular payments equal to a floating interest rate times a "notional principal amount." In return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Portfolio's investments exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on the Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Portfolio may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Portfolio will enter into swaps only with counterparties deemed creditworthy by the Adviser.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

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U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by the International Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.



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                              The PBHB Funds, Inc.
                                P.O. Box 419534
                           Kansas City, MO 64141-6534

                              Investment Adviser:
                       Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                        SEI Investments Distribution Co.

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                            The Power of Discipline:
                       The rewards of time.(Servicemark)

                    To open an account, receive information,
                     make inquiries or request literature:

                                 1-800-433-0051